UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	333-161449	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On February 9, 2012, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated February 9, 2012 with regard to the acquisition of a 196-unit apartment complex encompassing 178,490 rentable square feet located in the northwest Chicago suburb of Schaumburg, Illinois (“Poplar Creek”). The Company hereby amends the Form 8-K dated February 9, 2012 to provide the required financial information related to its acquisition of Poplar Creek.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: April 12, 2012	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Poplar Creek for the year ended December 31, 2011. This statement is the responsibility of Poplar Creek’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Poplar Creek’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Poplar Creek for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
April 12, 2012

POPLAR CREEK
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
(in thousands)

Revenues:
Rental income	$2,553
Tenant reimbursements and other income	183
Total revenues	2,736
Expenses:
Salaries and wages	329
Real estate taxes and insurance	286
General and administrative	146
Repairs and maintenance	88
Landscaping	85
Utilities	52
Total expenses	986
Revenues over certain operating expenses	$1,750

See accompanying notes.

POPLAR CREEK
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On February 9, 2012, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Poplar LLC (the “Owner”), purchased a 196-unit apartment complex (“Poplar Creek”) from Avalon Illinois Value II, LLC. The seller is not affiliated with the Company or the Advisor. Poplar Creek is located in the northwest Chicago suburb of Schaumburg, Illinois on approximately 12.8 acres of land. The purchase price of Poplar Creek was $27.2 million plus closing costs.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Poplar Creek is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Poplar Creek. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Poplar Creek.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Poplar Creek was acquired from an unaffiliated party and (ii) based on due diligence of Poplar Creek by KBS Legacy Partners REIT, management is not aware of any material factors relating to Poplar Creek that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Poplar Creek leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Tenant reimbursements and other income consist of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Poplar Creek may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations as of December 31, 2011.
Environmental
Poplar Creek is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Poplar Creek’s financial condition and results of operations as of December 31, 2011.

POPLAR CREEK
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on April 12, 2012.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2011, the related consolidated statement of operations, stockholders’ equity, cash flows for the year ended December 31, 2011, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2011 have been included in KBS Legacy Partners REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Poplar Creek, which are included herein.
The following unaudited pro forma balance sheet as of December 31, 2011 has been prepared to give effect to the acquisition of Poplar Creek as if the acquisition occurred on December 31, 2011.
The following unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the acquisition of Poplar Creek, as if the acquisition occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Poplar Creek been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Poplar Creek (b)
Assets
Real estate:
Land	$4,838	$7,020	(c)	$11,858
Buildings and improvements	30,819	19,439	(c)	50,258
Tenant origination and absorption costs	1,584	741	(c)	2,325
Total real estate, cost	37,241	27,200		64,441
Less accumulated depreciation and amortization	(2,649)	—		(2,649)
Total real estate, net	34,592	27,200		61,792
Cash and cash equivalents	23,072	(6,978)		16,094
Restricted cash	1,143	—		1,143
Deferred financing costs, prepaid expenses and other assets	1,714	178		1,892
Total assets	$60,521	$20,400		$80,921
Liabilities and stockholders’ equity
Notes payable
Mortgage note payable, net	$23,077	$20,400		$43,477
Unsecured note payable due to affiliate	1,000	—		1,000
Total notes payable, net	24,077	20,400		44,477
Accounts payable and accrued liabilities	1,396	—		1,396
Due to affiliates	36	—		36
Distributions payable	234	—		234
Other liabilities	247	—		247
Total liabilities	25,990	20,400		46,390
Commitments and contingencies
Redeemable common stock	350	—		350
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 4,707,212 shares issued and outstanding	47	—		47
Additional paid-in capital	39,419	—		39,419
Cumulative distributions and net losses	(5,285)	—		(5,285)
Total stockholders’ equity	34,181	—		34,181
Total liabilities and stockholders’ equity	$60,521	$20,400		$80,921

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K as of December 31, 2011.

(b)
Represents the acquisition of Poplar Creek. The purchase price of Poplar Creek was $27.2 million. This amount was funded from a seven-year note of $20.4 million secured by Poplar Creek, and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering in 2011.

(c)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for this acquisition is preliminary and subject to change.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Poplar Creek
Revenues:
Rental income	$5,372	$2,736	(b)	$8,108
Total revenues	5,372	2,736		8,108
Expenses:
Operating, maintenance, and management	1,503	700	(c)	2,203
Real estate taxes and insurance	985	286	(d)	1,271
Asset management fees to affiliate	362	272	(e)	634
Real estate acquisition fees and expenses	23	—		23
Real estate acquisition fees and expenses to affiliate	—	—		—
General and administrative expenses	1,384	—		1,384
Depreciation and amortization	1,890	1,341	(f)	3,231
Interest expense	1,323	841	(g)	2,164
Total expenses	7,470	3,440		10,910
Other income:
Other interest income	5	—		5
Net loss	$(2,093)	$(704)		$(2,797)
Net loss per common share, basic and diluted	$(1.21)			$(1.10)
Weighted-average number of common shares outstanding, basic and diluted	1,734,410			2,533,806

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2011. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and 5 years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents loan fee amortization and interest expense incurred on a mortgage loan secured by Poplar Creek (the “Poplar Creek Mortgage Loan”). The Poplar Creek Mortgage Loan bears interest at a fixed rate of 4.0% and matures on March 1, 2019.